Energy Portfolio	Series 01A [ 2/13/2001 - Current Offering ] | cusip: 29471T758
Fund Overview
As of March 5, 2001
Closing NAV: 0.99306	Previous Close: 0.98374	Change: +0.00932	% Change: +0.94740%

The Objective:
The Portfolio seeks capital appreciation by investing in stocks in the energy sector.

The Strategy:
Portfolio stocks were selected based on company characteristics including: improved earnings from rising energy production; industry leadership with attractive finances; track record of successful management through past industry downturns or cycles; consolidation forming "Super Majors" bringing benefits to survivors; extensive industry vertical integration with few first tier companies and undervalued stock prices relative to previous cycles.

Offered By: This portfolio is offered by Merrill Lynch (ENS01A), Morgan Stanley Dean Witter (ENS01A); Special Dealer - PaineWebber (ENS01A).
Portfolio Holdings

Dividend information for the securities listed below is available in the prospectus for this Fund. The offering, redemption and repurchase prices for the Fund take into account expenses and sales charges. Therefore, you will not be able to calculate these prices (or related performance information) with the security prices and weightings listed below.

Fees & Expenses

As of Monday, March 05, 2001
Security	Symbol	Price	% of Portfolio
Kinder Morgan Inc.	KMI	56.25	4.26
NiSource Inc.	NI	29.41	4.06
Questar Corporation	ST R	27.95	4.05
Williams Cos. Inc.	WMB	44.97	3.99
Mitchell Energy & Development Corporation	MND	55.14	3.99
Ultramar Diamond Shamrock Corporation	UDS	37.80	3.98
Amerada Hess Corporation	AHC	75.49	3.97
EL Paso Energy Corporation	EPG	70.50	3.94
Exelon Corporation	EXC	66.28	3.92
NRG ENERGY, INC.	NRG	26.66	3.86
Reliant Energy Inc.	REI	41.52	3.82
Duke Energy Corporation	DUK	40.86	3.76
Sunoco Inc.	SUN	34.35	3.73
Valero Energy Corporation	VLO	37.30	3.68
The AES Corporation	AES	56.60	3.54
Calpine Corporation	CPN	43.99	3.47
Dynergy, Inc.	DYN	48.4 9	3.35
Helmerich & Payne Inc.	HP	55.40	2.73
Noble Affiliates Inc.	NBL	47.12	2.63
Anadarko Petroleum Corporation	APC	66.54	2.63
EOG Resources Inc.	EOG	45.72	2.41
BP Amoco PLC	BP	51.35	2.03
Conoco Inc.	COCB	30.60	2.01
ENSCO International Inc.orporated	ESV	41.11	1.89
Total Fina Elf	TOT	71.55	1.88
BJ Services Co.	BJS	80.10	1.84
Baker Hughes Inc.	BHI	42.60	1.82
Transocean Sedco Forex Inc.	RIG	50.12	1.81
Tidewater Inc.	TDW	50.10	1.81
Nabors Industries Inc.	NBR	60.10	1.78
Global Marine Inc.	GLM	31.14	1.74
Kerr-McGee Corporation	KMG	67.60	1.56
Schlumberger Limited	SLB	66.23	1.52
Phillips Petroleum Co.	P	55.38	1.46
CONSOL Energy, Inc.	CNX	31.90	1.05
Defining Your Costs You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge of $15.00 per 1,000 units.

Unitholder Fees	Maximum as a % of the Amount Invested

Creation and Development Fee (0.250% of net assets)	0.30%
Sales Charges	2.50%
Total Maximum Sales Charges (including Creation and Development Fee)	2.80%

If you sell your units before termination, any remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.

Portfolio Expenses	Amount per 1,000 Units

Estimated Operating Expenses (0.224% of net assets)	$2.22

Estimated Organization Costs	$2.78

Volume Purchase Discounts
For larger purchases, the initial sales charge (but not the Creation and Development Fee) is reduced to put more of your investment dollars to work for you. The deferred sales charge will not change.

If You
Invest: Your Initial Sales Charge
Will Be:*

Less than $50,000 1.00% $50,000 to $99,999 0.75% $100,000 to $249,999 0.25% $250,000 to $999,999 0.00%

If you invest $1,000,000 or more, you will not pay any initial sales charge, and will receive additional units, effectively reducing your deferred sales charge to 0.75% of your investment.

*These percentages are based on a unit price of $1,000 per 1,000 units and will vary as the unit price changes.

Is this Fund appropriate for you?

Yes, if you're seeking capital appreciation and can tolerate the risks involved in equity investing. This Portfolio is designed for investors who can assume the risks associated with equity investments, and may not be appropriate for investors seeking capital preservation or high current income.

Risk Considerations

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

There can be no assurance that this Portfolio will meet its objective or that stock prices will not decrease.

This Portfolio does not reflect any investment recommendations of any Sponsor.

The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.

The Portfolio consists entirely of energy stocks, which can involve special risks including dependence on energy prices, availability of supplies, competitions and vulnerability to international political developments.

For more information on risk considerations, see the prospectus for this Fund.

Distributions and Taxes
Distribution Frequency (if any)
Two (2) per year.

Reinvestment Options
By selecting the reinvestment option, you may choose to have your distributions used to purchase additional units of the fund (reinvestment).
Tax Reporting

Generally, dividends and any net capital gains will be subject to tax each year, whether or not reinvested. When seeking capital appreciation, managing tax liability on capital gains can be important to your overall return. By holding this Fund for more than one year, individuals may be eligible for favorable Federal tax rates on net long-term capital gains (currently no more than 20%). Please consult your tax advisor concerning state and local taxation.

The Bank of New York
Unit Investment Trust Department
PO Box 974
Wall Street Division
New York, New York 10268-0974
1-800-221-7771

Defined Asset Funds® are established as Unit Investment Trusts. By definition, a trust account requires a trustee. The trustee holds the trust securities, ensuring their safekeeping until the trust is terminated. The trustee is also responsible for recordkeeping, for collecting any interest or dividend income and principal payments, and for distributing this money to investors.

L I N K S T O W E B S I T E S
Merrill Lynch (Sponsor) | Salomon Smith Barney (Sponsor) | Morgan Stanley Dean Witter (Sponsor) | PaineWebber (Special Dealer)

The performance, fee and expense information included on this site will differ for Defined Asset Funds held in certain eligible accounts offered by the Sponsors. Please contact your financial professional for more information on these types of accounts.

Not all strategies are appropriate at all times. The opinions expressed in this site do not constitute investment advice. Independent advice should be sought in cases of doubt.

For more complete information about any of the funds, including their risks, fees, sales charges and other expenses, please download a prospectus from this site, or obtain one free of charge from your financial professional. The prospectus should be read carefully before you invest or send money.

Not all funds are registered for sale in all states. Ask your financial representative about the availability of specific funds in your state. In addition, the funds described here are not available to investors outside the US. Defined Asset Funds are sold by prospectus only. The prospectus is not an offer to sell or a solicitation of an offer to buy units in the funds, nor shall any such units be offered or sold to any person in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

As a unitholder, you may receive taxable dividends and capital gains. Taxes on these distributions can affect the returns you realize from your investment. The Sponsors do not offer tax advice except to suggest that you consider the impact of taxes and that you may want to consult with your tax advisor before making any investment.

Funds holding international securities can involve different risks than US investments. The risks include political and economic instability, changing currency exchange rates, foreign taxes and differences in financial accounting standards.

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